Exhibit 10.01

                                      LEASE


THIS LEASE, dated for reference the 1st day of September, 2001 is made between:

CANDEN INDURSTRIES LTD., a company duly incorporated under the laws of the Province of British Columbia under Certificate of Incorporation Number 128371 and having an office at #201-10185 199B Street, Langley, B.C., VIM 3W9

("Landlord")

AND

ESSENTIAL INNOVATIONS CORP. a company duly incorporated under the laws of Canada under Certificate of Incorporation Number 54149 and having an office at #406-8342-
130th Street, Surrey, B.C., V3W 8J9

("Tenant")

BACKGROUND

         A. The Landlord is the registered owner of those lands and premises located at Unit #200-10125 199B Street, Langley, B.C. and more particularly described herein;

         B. The Landlord has agreed to lease to the Tenant a portion of the Building, on the terms and conditions set out below.

AGREEMENTS

         For good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties covenant and agree as follows:

                                     PART 1.
                                   DEFINITIONS

1.1 Defined Terms. In this Lease:

         (a) "Additional Rent" means all sums of money to be paid by the Tenant, whether to the Landlord or otherwise, under this Lease other than Basic Rent;

         (b) "Affiliate" of any of the parties means any corporation which is Controlled by or which Controls that party or any other corporation Controlled by, or which Controls, that corporation, whether the Control be direct or indirect;

         (c) "Basic Rent" means the rent provided for in paragraph 4.2 of this Lease;

         (d) "Building" means the building located on the Land in which the Premises are located having a civic address of #200 10125 199B Street, Langley, B.C., VIM 3W9.

         (e) "Commencement Date" shall mean September 1, 2001;

         (f) "Common Area" means those areas of the Land and Building that are for the common or joint use or benefit of the Tenant, its employees, customers and other invitees in common with others entitled to the use and benefit of such areas in the manner and for the purposes permitted by this Lease, including without limitation public hallways, stairwells, mechanical rooms, parking areas, roadways, sidewalks, landscaped areas, common loading areas and driveways;

         (g) "Common Facilities" means the electrical system, the heating, ventilating and air-conditioning system, the roof membrane, the plumbing and drainage system, fountains, the exterior irrigation system, signs, lamp standards, public washroom, facilities, and all other facilities which are provided or designated by the Landlord for the common or joint use and benefit of the occupants of the Building;

         (h) "Control" "Controls" and "Controlled" includes, without limitation:

                  (i) the right to exercise a majority of the votes which may be cast at a general meeting of a corporation,

                  (ii) the right to elect or appoint, directly or indirectly, a majority of the directors of a corporation or other persons who have the right to manage or supervise the management of the affairs and business of the corporation, and

                  (iii) any change in the general partners of a partnership, including the resignation of a partner;

         (i) "Fixturing Period" means the period commencing on July 1, 2001 and ending on August 31, 2001.

         (j) "Hazardous Substance" means any substance which, when released into the Building or the Land or any part thereof, or into the natural environment, is likely to cause, at any time, material harm or degradation to the Building or the Land or any part thereof, or to the natural environment or material risk to human health, and includes, without limitation, any flammables, explosives, radioactive materials, asbestos, polycholorinatedbiphenyls, chlorofluorocarbons, hydrochlorofluorocarbons, urea formaldehyde foam insulation, radon gas, chemicals known to cause cancer or other toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, or any substance declared to be hazardous or toxic or a pollutant, dangerous good, deleterious substance, effluent, hazardous waste or special waste, or words of similar meaning under any laws now or enacted in the future, which affect or apply to the Building, the Land, the Landlord, the Tenant, or any of them;

         (k) "Land" means the land on which the Building is situated being legally described as Parcel A (See BJ201429) of lots 2 & 3 District Lot 124 Group 1 New Westminister Plan LMP 11591; PID 018-870-261, Lot F District Lot 118 Group 1 New Westminister District Plan LMP17879;

         (l) "Leasehold Improvements" means all improvements, installations, alterations and additions from time to time made, erected or installed by, or on behalf of, the Tenant in the Premises, with the exception of all those items commonly referred to as tenant trade fixtures, furniture and equipment not of the nature of Leasehold fixtures, but includes all partitions affixed to the Building (including floor to ceiling partitions) and includes all wall-to-wall carpeting with the exception of carpeting laid over vinyl tile or other finished floor and affixed so as to be readily removable without damage;

         (m) "Lease Year" means, in the case of the first Lease Year, the period beginning on the Commencement Date and terminating 12 months from the last day of the calendar month in which the Commencement Date occurs (except that if the Commencement Date occurs on the first day of a calendar month, the first Lease Year shall terminate on the day prior to the first anniversary of the Commencement Date) and, in the case of each subsequent Lease Year, means each 12-month period after the first Lease Year;

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         (n) "Operating Costs" means all costs and expenses incurred by or on behalf of the Landlord, without duplication, for the ownership, operation, maintenance, repair, replacement and management of the Building and the Land, including, without limitation:

                  (i) the cost of all insurance which the Landlord is obligated to obtain, and any other insurance its mortgagee, if any, requires to be obtained, in respect of any risk or casualty normally insured against by prudent landlords, including public liability, property damage and loss of rental income insurance, as may be allocated by the Landlord to the Building,

                  (ii) the cost of repairs, maintenance and such replacements to the Common Area and the Common Facilities as are properly chargeable in accordance with sound accounting practice to operating expenses as distinguished from capital replacements or improvements,

                  (iii) the cost of cleaning, painting, gardening, landscaping, removal of snow, removal of garbage and other waste, including, without limitation, the cost of all plate glass cleaning,

                  (iv) the cost of all light bulb and tube replacements for the Common Area,

                  (v) all charges for public services and utilities including hot and cold water, gas, electricity, sewer (sanitary and storm) furnished to the Common Area and Common Facilities,

                  (vi) the cost of all security systems and security personnel,

                  (vii) fees and other remuneration payable for operating and maintaining the Building,

                  (viii) building supplies and the rental equipment used by the Landlord in maintenance and operating services for the Building,

                  (ix) depreciation or amortization (computed by the Landlord in accordance with accounting principles generally accepted in British Columbia) of the capital equipment included as Common Facilities,

                  (x) all non-capital costs incurred in acquiring, installing, operating, maintaining, revising repairing, restoring, renewing and replacing any energy conservation, fire safety, sprinkler and life safety systems and equipment for the Building, and for effecting any improvements to the Building made to comply with any changes in insurance or legal requirements,

                  (xi) the portion of Taxes which may be reasonably allocated to the Common Area and the Common Facilities, and

                  (xii) a management fee to reimburse the Landlord for its reasonable administrative costs relating to its management of the Building, not to exceed 5% of the Rent;

but does not include any debt service or taxes personal to the Landlord. If any of the costs and expenses apply to the Building as a whole or a portion thereof and are not separately allocated to the Premises of one or more tenants of the Building, the Landlord in its sole discretion acting reasonably, may allocate a portion of those costs to the Operating Costs;

         (o) "Premises" means the portion of the Building as outlined in heavy black on the plan attached hereto as Schedule 1, but excludes the surface of any exterior walls, doors and windows of the Building and any area below the upper surface of the subfloor or above the undersurface of the roof structure;

         (p) "Rent" means Basic Rent and Additional Rent;

         (q) "Rentable Area" applied to the premises set aside by the Landlord for leasing to a tenant of the Building or applied to the Premises means:

                  (i) the area expressed in square feet, as determined by an architect, of the Premises, including basement floors and mezzanines, measured from the centre line of all walls separating the Premises from adjacent leasable premises, from the lease line separating areas where no wall exists, and from the exterior surfaces of exterior walls, walls adjoining corridors or other common facilities and other permanent partitions; without deduction for any space occupied or used for columns, stairs, elevators, escalators or other interior construction or equipment, but if part of a wall or the front of the Premises is recessed from the line of the building or the line of a wall of the building, as the case may be, in which the Premises are situate, the last-mentioned lines are considered to be the outer surface of the outside walls of the Premises,

                  (ii) a proportionate share, reasonably and equitably designated by the Landlord, of the area of the access corridors, refuge areas, public washrooms, administration areas, and electrical, telephone, sprinkler and janitorial closets in the Building, and

                  (iii) for the purposes of this lease, the Rentable Area of the Premises is 7000 square feet.

         (r) "Taxes" means all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed against the Building or the Land, or both, or any part of either of them or upon the Landlord in respect of the Building or the Land or in respect of the use and occupation of the Building or the Land by any competent authority, including, without limitation:

                  (i) those levied, imposed or assessed for education, schools, sewage, water consumption and local improvements,

                  (ii) all costs and expenses (including legal and other professional fees) reasonably incurred by the Landlord in good faith in contesting, resisting or appealing any taxes, rates, duties, levies or assessments, and

                  (iii) any and all taxes which may in future be levied in lieu of taxes as set out above provided such taxes relate to the value of the Building or the Land or both or any part of either of them, but excluding:

                  (iv) taxes and license fees in respect of any business carried on by tenants and occupants of the Building including the Landlord, and (v) income or profit taxes on the income of the Landlord or taxes otherwise personal to the Landlord to the extent those taxes are not levied in lieu of taxes, rates, duties, levies and assessments against the Building or the Land, or both, or any part of either of them or upon the Landlord in respect of them;

         (s) "Tenant's Proportionate Share" means a fraction the numerator of which is the Rentable Area of the Premises and the denominator of which is the Rentable Area of all premises in the Building intended for leasing, whether actually leased or not;

         (t) "Term" means the period of time set out in paragraph 3.2.

                                     PART 2.
                                     INTENT

2.1 Net Lease. The Tenant will pay to the Landlord duly and punctually all Rent without any deduction, abatement or set-off whatsoever, it being the intention of the Landlord and the Tenant that this Lease is to be a completely carefree net lease to the Landlord. All expenses, costs, payments and outgoings incurred in respect of, or relating to, the Premises or the Building or the Land whether or not referred to in this Lease, and whether or not within the present contemplation of the Landlord or the Tenant, will be borne by the Tenant so that Rent will be absolutely net to the Landlord except as otherwise specifically provided in this Lease.

                                     PART 3.
                                 PREMISES, TERM

3.1 Demise. The Landlord leases the Premises to the Tenant for the Term, and the Tenant leases the Premises from the Landlord, on and subject to the covenants and agreements contained in this Lease.

3.2 Commencement of Term. The Term of this Lease is for 36 months and will commence on September 1, 2001.

3.3 Extension of Term. If the Term commences on a day other than the first day of a month, the term will be extended by the period from the commencement date of the Lease to and including the last day of the month in which the commencement date occurs.

3.4 Fixturing Period. The Tenant shall be granted possession of the Premises during the Fixturing Period. The Tenant will not be required to pay Rent during the Fixturing Period, however, the Tenant will comply with all other terms and provisions of this Lease.

                                     PART 4.
                            RENT AND ADDITIONAL RENT

4.1 Covenant to Pay Rent. The Tenant covenants to pay when due Rent and all other costs and charges payable by it under this Lease.

4.2 Basic Rent.

         (a) During the first two Lease Years, the Tenant will pay to the Landlord, at the office of the Landlord or at such other place in Canada as the Landlord designates from time to time in writing, in lawful money of Canada and without deduction, set-off or abatement Basic Rent of $41,650.00 per year plus G.S.T. payable in equal consecutive monthly instalments of $3,470.83 each plus G.S.T. in advance on the first day of each calendar month;

         (b) Basic Rent for the first two Lease Years has been determined on the basis that the Rentable Area of the Premises is 7000 square feet and Basic Rent is payable at a rate of $5.95 per square foot of the Rentable Area. If the Landlord determines the Rentable Area of the Premises to be other than the number of square feet, specified in this paragraph, the Basic Rent will be adjusted accordingly based on the rate above;

         (c) During the third Lease Year, the Tenant will pay to the Landlord, at the office of the Landlord or at such other place in Canada as the Landlord designates from time to time in writing, in lawful money of Canada and without deduction, set-off or abatement Basic Rent of $45,150.00 per year plus G.S.T. payable in equal consecutive monthly instalments of $3,762.50 each plus G.S.T. in advance on the first day of each calendar month;

         (d) Basic Rent for the third Lease Year has been determined on the basis that the Rentable Area of the Premises is 7000 square feet and Basic Rent is payable at a rate of $6.45 per square foot of the Rentable Area. If the Landlord determines the Rentable Area of the Premises to be other than the number of square feet, specified in this paragraph, the Basic Rent will be adjusted accordingly based on the rate above;

         (e) If an adjustment is required the Landlord will calculate the amount of the difference between the original Basic Rent and the revised Basic Rent for the period prior to the revision and if that results in an increase in Basic Rent the Tenant will pay the amount immediately or if a decrease the Landlord will reimburse the Tenant for it immediately without any interest.

         (f) All Rent will accrue from day to day, and if for any reason it is necessary to calculate Rent for less than 1 year or 1 month, an appropriate adjustment will be made pro rata on a daily basis to compute the Rent for that irregular period.

4.3 Additional Rent. In each calendar year the Tenant will pay to the Landlord, as Additional Rent:

         (a) the Tenant's Proportionate Share of Operating Costs,

         (b) the Tenant's Proportionate Share of Taxes,

         (c) the cost of all utilities, including without limitation, electricity, gas, other fuel, water and telephone, as set out in paragraph 8.1,

         (d) all other sums of money required under this Lease to be paid to the Landlord by the Tenant whether or not designated as Additional Rent other than Basic Rent.

4.4 Payment of Additional Rent. Additional Rent will be payable as follows:

         (a) Whenever the Tenant is to pay an amount of money referable to a period of time wholly or partly within a calendar year, the Landlord will, acting reasonably, estimate the amount payable by the Tenant before the beginning of the calendar year and the Tenant will pay to the Landlord that amount in equal consecutive monthly instalments in advance during the calendar year with the other Rent payments provided for in this Lease. Additional Rent payments will be subject to GST, payable by the Tenant. The Landlord may reasonably adjust its estimates and the amount payable by the Tenant from time to time during the calendar year.

         (b) Within 90 days after the end of each calendar year the Landlord will make a final determination of the Additional Rent for the calendar year.

         (c) If the amount determined under paragraph 4.4(b) exceeds the sum of the instalments paid by the Tenant for the relevant period, then the Tenant will pay to the Landlord as Additional Rent within 30 days of being notified by the Landlord the excess without interest or, if the sum of the instalments paid by the Tenant during the preceding calendar year exceed the amounts calculated under paragraphs 4.4(b), the Landlord will pay the excess to the Tenant.

4.5 Free Rent Period. Despite paragraph 4.2, the Landlord and Tenant each acknowledge and agree that the Tenant shall not be required to pay any Basic Rent for the period from October 1,2001 to November 30, 2001, however, the Tenant shall be required to pay Additional Rent during this period of time and shall comply with all other terms and provisions of this Lease.

4.6 Post Dated Cheques or Pre-authorized Payment Plan. The Tenant, at the request of the Landlord, will provide the Landlord with post-dated cheques for the each month of the Term, dated the first day each month, in an amount equal to monthly payments for Basic Rent and Additional Rent, or alternatively, the Tenant will authorize the financial institution at which the Tenant maintains an account to pay the Landlord and debit the account of the Tenant amounts equal to the monthly payments for Basic Rent and Additional Rent, as estimated by the Landlord, such payments to be made on the dates that they accrue due under this Lease. The Tenant will instruct the financial institution to transfer these payments to the account designated by the Landlord from time to time and the Tenant will pay all service charges incurred as a result of this pre-authorized payment plan.

4.7 Security Deposit. Upon the execution of this Lease, or before, the Tenant, or its agent, will pay to the Landlord a security deposit in the amount of $10,049.09 including GST (the "Security Deposit"), which will be held in trust as a deposit to be applied to the first month's Basic Rent plus one month's Additional Rent. The remainder of the Security Deposit will be held in trust without interest, as security for the performance by the Tenant of all the Tenant's agreements in this Lease. If at any time during the Term the Tenant is in default of this Lease, then the Landlord may, at its option, may apply all or any portion of the Security Deposit as may in the Landlord's reasonable opinion be necessary to compensate it for the breach, including the Landlord's legal fees and disbursements on a solicitor and own client basis. If the Tenant is not in default under this Lease at the expiry or earlier termination of the Term, then the Security Deposit will be paid to the Tenant at that time. If the Landlord does apply all or any portion of the Security Deposit as compensation for breach of the Lease, then the Tenant will upon written demand remit to the Landlord a sufficient amount to restore the Security Deposit to the original sum deposited, plus any G.S.T. owing in connection therewith. The Landlord may, at any time, return the Security Deposit to the Tenant rather than apply it to rectify a breach of the Lease by the Tenant.

                                     PART 5.
                                 USE OF PREMISES

5.1 Permitted Business. The Tenant will use the Premises as an office as well as for light manufacturing and any and all uses incidental and necessary thereto. The Tenant will not use the Premises or permit them to be used for any other purpose without the Landlord's prior written consent.

5.2 Operations by Tenant. The Tenant will operate the Premises in a good, efficient and business-like manner and will keep the Premises neat and clean.

                                     PART 6.
                                     PARKING

6.1 Tenant Parking. The tenant shall have the sole and exclusive use of parking stalls #1 through #7 as shown on attached Schedule 1.

                                     PART 7.
                                     REPAIR

7.1 Landlord's Repair. The Landlord will keep in a state of repair, as a prudent owner of a first class commercial development would do, the foundations, roofs, exterior walls (excluding fronts of premises and glass in premises set aside by the Landlord for leases to tenants of the Building), structural sub-floors, bearing walls, columns, beams and other structural elements of the Building, the systems provided for bringing utilities to the Premises, the Common Areas and the Common Facilities.

7.2 Tenant's Repair. The Tenant will at its cost, subject to paragraph 7.3:

         (a) keep the Premises in good and substantial state of repair, subject to reasonable wear and tear, including all Leasehold Improvements but with the exception of structural elements of the Building;

         (b) permit the Landlord upon not less than 3 days notice or at any time during an emergency or perceived emergency to enter and examine the state of maintenance and repair, and to perform at its cost such maintenance and repair as required by the Landlord, according to notice in writing, and leave the Premises in a good and substantial state of repair as required above; and

         (c) if any part of the Building, including, without limitation, structural elements thereof and any part of the Common Area becomes damaged or destroyed through the wilful act, negligence, or omission of the Tenant or any of its officers, employees, customers or other invitees, reimburse the Landlord for the reasonable cost of repairs or replacement promptly upon demand.

7.3 Termination in Event of Damage

         (a) The Landlord or the Tenant by written notice to the other given within 60 days of the occurrence of damage to the Building, may terminate this
Lease:

                  (i) if the Building is damaged by any cause and in the reasonable opinion of the Landlord either cannot be repaired or rebuilt with reasonable diligence within 180 days after the occurrence of the damage or the cost of repairing or rebuilding it would exceed by more than $10,000 the proceeds of the Landlord's insurance available for that purpose, or

                  (ii) if the Premises are damaged by any cause and the damage is such that the Premises or a substantial part of the Premises are rendered not reasonably capable of use by the Tenant for the conduct of its business and in the reasonable opinion of the Landlord cannot be repaired or rebuilt with reasonable diligence by 6 months before the end of the Term.

         (b) If this Lease is terminated under either (a) or (b) above, neither the Landlord nor the Tenant will be bound to repair as provided in paragraphs
7.1 and 7.2, and the Tenant will deliver up possession of the Premises to the Landlord with reasonable speed but in any event within 15 days after the giving of the notice of termination, and all Rent will be apportioned and paid to the date of damage. In the event of damage to the Premises or to the Building and if the damage is such that the Premises or any substantial part thereof is rendered not reasonably capable for use and occupancy by the Tenant for the purpose of its business, then from and after the date of the damage and until the Premises are again reasonably capable of use and occupancy as aforesaid Basic Rent and Additional Rent shall abate in proportion to the part or parts of the Premises not reasonably capable of use and occupation.

7.4 Diligence and Quality. All repairs to be done by either the Landlord or the Tenant will be commenced as soon as reasonably practicable and completed diligently and in a good and workmanlike manner.

7.5 Landlord's Approval.

         (a) Before commencing any repairs, replacements, maintenance, alteration, decoration or improvements set out above, or elsewhere referred to in this Lease, which are reasonably estimated by the Tenant to cost in excess of $5,000 the Tenant will obtain the Landlord's written approval, which approval will not be unreasonably withheld or delayed, and will, if reasonably required by the Landlord to do so, submit plans and specifications therefor. Notwithstanding the foregoing, the Tenant shall not replace or repair any plate glass within the Premises without the Landlord's prior written approval.

         (b) The Tenant will not in any event make any alterations to the structure of the Building or to the exterior appearance of the Building.

7.6 Landlord's Right to do Tenant's Repair. If the Tenant refuses or neglects to repair properly as required under this Part and to the reasonable satisfaction of the Landlord, the Landlord may make such repairs without liability to the Tenant for any loss or damage that may accrue to the Tenant by reason thereof, and upon completion thereof, the Tenant will pay the Landlord's actual reasonable costs in the circumstances plus 15% of such costs, for making such repairs, immediately upon presentation of an invoice for such costs.

                                     PART 8.
                        UTILITIES AND SERVICES - PREMISES

8.1 Utility and Service Charges.

         (a) The Landlord will use commercially reasonable efforts to have the utilities such as gas and electricity, provided to the Premises, separately metered and invoiced directly to the Tenant from the supplier.

         (b) The Tenant will pay directly to the supplier when due all charges for all utilities separately metered and invoiced for the Premises.

         (c) For all utilities not so separately metered and invoiced the Tenant will pay its share of all costs for them as reasonably allocated by the Landlord under this Lease.

         (d) The Tenant will pay when due all costs for all other utilities and services provided to the Premises, including window cleaning and janitorial service (if any).

8.2 Limitation of Liability. The Landlord will not be liable to the Tenant in damages or otherwise for an interruption or failure in the supply of utilities or services to the Premises unless caused by the wilful act, negligence or omission of the Landlord but the Landlord will use diligent efforts to secure the re-supply of that utility or service.

8.3 Tenant not to Overload Utility and Service Facilities. The Tenant will not install equipment that will exceed or overload the capacity of utility or service facilities and if, in the reasonable opinion of the Landlord, equipment installed by the Tenant requires additional facilities, they will be installed at the Tenant's expense. The Landlord reserves the right to install such additional equipment at the Tenant's expense, which will not exceed 15% of the cost of the additional equipment.

                                     PART 9.
                          SUBORDINATION, ATTORNMENT AND
                           STATUS STATEMENT BY TENANT

9.1 Subordination and Attornment. This Lease is subordinate to every mortgage and the Tenant will subordinate this Lease to every mortgage that comes into being after the date of this Lease and execute promptly and in registrable form a document in confirmation of the subordination if requested by the Landlord, in which the Tenant also will agree with the mortgagee that if the mortgagee becomes a mortgagee in possession or takes action to realize the security of the mortgage the Tenant will attorn to the mortgagee as a tenant upon all the terms of this Lease, but only if the mortgagee agrees in writing to accept the attornment and permit the Tenant, if not in default, to continue in occupation of the Premises until this Lease is terminated by the passage of time or by action taken because of a default of the Tenant.

9.2 Status Statement. At any time and from time to time within 10 days after a written request by the Landlord, the Tenant will execute, acknowledge and deliver to the Landlord or an assignee, mortgagee, proposed purchaser or other person as the Landlord designates, a certificate in a form and content reasonably requested by the Landlord to include, without limitation, statements that:

         (a) this Lease is unmodified and in force in accordance with its terms (or if there have been modifications, that this Lease is in force as modified, and identifying the modifications, or if this Lease is not in force, that it is not) and that the Tenant is in possession of the Premises;

         (b) the commencement date and expiry date of the Lease;

         (c) the date to which Rent has been paid with particulars of any prepayment of Rent;

         (d) whether or not there is an existing default by the Tenant in the payment of Rent or any other sum of money under this Lease, and whether or not there is any other existing default by any party under this Lease concerning which a notice of default has been given, and if there is any, specifying its nature and extent; and

         (e) whether or not there are any set-offs, defences or counterclaims against the enforcement of the obligations of the Tenant under this Lease.

                                    PART 10.
                             INSURANCE AND INDEMNITY

10.1 Landlord's Insurance. The Landlord will take out and keep in force:

         (a) all risks, property insurance on the Building and comprehensive boiler and machinery insurance on the equipment contained therein and owned by the Landlord (excluding any property required to be insured by the Tenant or other tenants), which insurance will be endorsed to cover the gross rental value of the Building, all in such reasonable amounts and with reasonable deductibles as determined by the Landlord, having regard to the size, age and location of the Building;

         (b) commercial general liability insurance concerning the Landlord's operations in the Building in such reasonable amounts and with such reasonable deductibles as the Landlord acting as a prudent owner, determines, having regard to the size, age and location of the Building; and

         (c) such other form or forms of insurance as the mortgagee of the Landlord reasonably considers advisable. The cost of insurance obtained under this paragraph 10.1 will be included, in whole or in part, in Operating Costs. The Landlord's insurance under paragraph 10(1)(a) will contain a waiver of subrogation against the Tenant and its employees and agents. The Landlord's insurance under paragraph 10(1)(b) will name the Tenant as a named insured and contain cross liability and severability of interest provisions.

10.2 Tenant's Insurance. The Tenant, at its expense, will maintain, throughout the Term and any period when it is in possession of all or any portion of the Premises, the insurance ("Insurance") described in this paragraph 10.2. The Tenant will cause each insurance policy to be (i) primary, noncontributing with, and not excess of, any other insurance available to the Landlord or a mortgagee,
(ii) contain a prohibition against cancellation or material change that reduces or restricts the insurance (except on 30 days' prior written notice to the Landlord), (iii) in those instances in which the Landlord and a mortgagee are insureds, contain a waiver in respect of the interests of the Landlord and a mortgagee of any provision in any such insurance policies concerning any breach or violation of any warranties, representations or conditions in such policies, and (iv) be in a form and with insurers reasonably satisfactory to the Landlord and a mortgagee. The insurance is as follows:

         (a) all risks property insurance on insurable property including, without limitation, merchandise, furniture, fixtures and Leasehold Improvements, to the full replacement value thereof;

         (b) commercial general liability insurance concerning the Premises and the business conducted by the Tenant and any other persons in or from the Premises with inclusive limits of $2,000,000 per occurrence. This insurance will name the Landlord and a mortgagee as additional insureds and will contain cross liability and severability of interests provisions;

         (c) Tenant's legal liability insurance for the actual cash value of the Premises, including loss of use; and

         (d) non-owned automobile insurance, including contractual liability and, on an owner's form, covering all licensed vehicles operated by or on behalf of the Tenant, each with inclusive limits of not less than $2,000,000.

10.3 Waiver of Subrogation, Cross-Liability, Co-Insurance. Any policy of insurance under paragraph 10.2(a), (b) and (c) will as is appropriate:

         (a) name the Landlord as a loss payee and contain a waiver of subrogation against the Landlord and its employees and agents or a mortgagee, whether the loss or damage is caused by the negligence of the Landlord or those for whom the Landlord is in law responsible;

         (b) except concerning the Tenant's stock-in-trade, and furniture, incorporate the standard mortgage clause of a mortgagee;

         (c) cover all property owned by the Tenant or for which the Tenant is legally liable, located within the Building, in an amount not less than the full replacement cost thereof, including by-laws extension, which will be reviewed at least annually by the Tenant.

10.4 Proceeds of Tenant's Insurance. If this Lease is terminated in accordance with the provisions of paragraph 7.3, the Tenant will be entitled solely to those proceeds of insurance which represent the value of its stock-in-trade or other items it is entitled to remove at the expiration of the Term, and not to the extent of the value of Leasehold Improvements.

10.5 No Alienation of Proceeds. Except as provided in this Lease, the Tenant will not assign or otherwise alienate any proceeds of insurance.

10.6 Landlord's Right to Insure for Tenant. If the Tenant fails to take out or keep in force any such Insurance, the Landlord will on not less than 72 hours written notice to the Tenant have the right, but not the obligation, to do so and to pay the premium therefor and in such event the Tenant will repay to the Landlord the amount so paid by the Landlord as Additional Rent, payable on the first day of the next month following the payment by the Landlord, but if the Tenant cures that failure the Landlord will secure cancellation of the insurance taken out by the Landlord at the Tenant's cost.

10.7 Limitation of Liability. The Landlord or the Landlord's insurer will not make any claim against the Tenant or its employees or agents in respect of damage, howsoever caused, to property which the Landlord has agreed to insure hereunder. The Tenant or the Tenant's insurer will not make any claim against the Landlord, or its employees and agents, in respect of damage, howsoever caused, to property which the Tenant has agreed to insure hereunder.

10.8 Indemnification of Landlord. Except to the extent that liability is caused by the wilful act or negligence of the Landlord or of persons for whom the Landlord is responsible at law, the Tenant will indemnify the Landlord and save it harmless from and against all claims, actions, damages, liabilities, costs and expenses in connection with loss of life, personal injury or damage to property arising from any occurrence on the Premises, or the occupancy or use of the Premises, or occasioned wholly or in part by an act or omission of the Tenant, its officers, employees, agents, customers, contractors or other invitees, licensees or concessionaires or by anyone permitted by the Tenant to be on the Premises.

10.9 Tenant's Contractor's Insurance and WCB Registration. The Tenant will require any contractor performing work on "the Premises to carry and maintain, at no expense to the Landlord, comprehensive general liability insurance and other insurance in amounts and on terms reasonably determined by the Landlord and provide the Landlord with satisfactory proof of that insurance from time to time. The Tenant will also require that any such contractor be registered with the Workers' Compensation Board of B.C.

10.10    Acts Conflict With or Increase Insurance.

         (a) The Tenant will not do, or omit to do, anything, or keep, use, sell or offer for sale on or from the Premises anything that may contravene any of the Landlord's policies of insurance relating to any part of the Building, or which will prevent the Landlord from procuring policies of insurance with companies acceptable to the Landlord.

         (b) The Tenant will not do or permit to be done, or omit to do or permit another person to omit to be done, any act which may render void or voidable, or which may conflict with, the requirements of any policy or policies of insurance relative to the Premises or the Building, including any regulations of fire insurance underwriters applicable to such policy or policies.

10.11 Cancellation of Insurance. If any insurance policy on the Building or any part of it is cancelled, or threatened by the insurer to be cancelled, or the coverage is reduced or threatened to be reduced by the insurer, because of the use or occupation of the Premises, and if the Tenant fails to remedy the condition giving rise to cancellation, threatened cancellation, reduction or threatened reduction of coverage within 72 hours after notice from the Landlord, the Landlord may either:

         (a) re-enter the Premises and Part 15 will apply;

         (b) enter the Premises and remedy that condition, and the Tenant will pay to the Landlord the cost of doing so on demand as Additional Rent, and the Landlord will not be liable for damage or injury caused to property of the Tenant or others located on the Premises as a result of the entry or remedy provided the Landlord has acted reasonably in all circumstances; or

         (c) terminate this Lease.

10.12 Tenant's Property at its Risk. All property of the Tenant kept or stored in the Premises is at the risk of the Tenant.

10.13 Survival. The provisions of paragraph 10.8 will survive the expiration or sooner termination of the Term.

                                    PART II.
                            ASSIGNMENT AND SUBLETTING

11.1 Landlord's Consent. Subject to paragraph 11.2 the Tenant may not assign, mortgage, charge or encumber the Lease, in whole or in part, nor sublease all or any part of the Premises or permit them to be used or occupied by any other person (collectively "Transfer"), without the prior written consent of the Landlord, which consent may not be unreasonably withheld or delayed. Any Transfer made in violation of this Part 11 will be void.

11.2 Terms and Conditions of Transfer. The following terms and conditions apply in respect of any Transfer:

         (a) the Landlord's consent to a Transfer, if granted, will not constitute a waiver of the requirement for the Tenant to obtain the Landlord's prior written consent to any subsequent Transfer;

         (b) in spite of any Transfer, the Tenant will remain fully liable for and will not be released from the performance of each and every one of the obligations of the Tenant under this Lease for the balance of the Term and any renewal term, whether exercised by the Tenant or the Transferee. Without limitation, the foregoing applies whether or not the Transferee is in default of the Lease and whether or not the Lease is assigned by a trustee in bankruptcy of the Transferee. The Tenant is not relieved of liability for any breach of the Lease, whether occurring before or after the Transfer; and

         (c) any Transfer will provide that the Transferee has the rights and is subject to the obligations, of the Tenant under the Lease, except as it may be amended by the terms of the consent.

11.3 Assignment by Operation of Law. The prohibition against Transfer without the consent required by this Part 11 will be construed to include a prohibition against any Transfer by operation of law.

11.4 Acceptance of Rent. If this Lease, or any part of it, is assigned, or if all or part of the Premises is sublet or occupied by any party other than the Tenant, in any case without the consent of the Landlord, the Landlord may collect Rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent reserved in this Lease, but the assignment, sublease, occupancy or collection will not be considered a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as Tenant.

11.5 No Advertising. The Tenant will not advertise the whole or any part of the Premises for lease nor permit any agent or broker to do so, unless the prior written approval of the Landlord has been received.

11.6 Corporate Ownership.

         (a) If after the date of execution of this Lease shares either of the Tenant or of an Affiliate of the Tenant which Controls the Tenant are transferred or disposed of by operation of law or otherwise, or issued or redeemed, so as to result in a change in the Control of the Tenant from the person or persons holding Control on the date of execution of this Lease or if other steps are taken to accomplish a change of Control, the Tenant will promptly notify the Landlord in writing of the change, which will be considered to be an assignment of this Lease to which this Part 11 applies; and whether or not the Tenant notifies the Landlord, the Landlord may terminate this Lease within 60 days after the Landlord becomes aware of the change unless the Landlord previously had consented to the change. Any subsequent change of Control will similarly be subject to the prior written consent of the Landlord. The Tenant will make available to the Landlord or its lawful representative all corporate books and records of the Tenant and of any Affiliate of the Tenant for inspection at all reasonable times, to ascertain to the extent possible whether there has been a change in Control.

         (b) Paragraph 11.6(a) will not apply to the Tenant if:

                  (i) the Tenant is a public corporation whose shares are listed for sale on a recognized stock exchange in Canada, or

                  (ii) the Tenant is a private corporation which is Controlled by a public corporation as defined in paragraph 11.6(b)(i), so long as in each of the foregoing provisions there continues to be a continuity of management policies and practices of the Tenant, in spite of any such change in Control.

11.7 Time to Complete Transfer. If the Landlord consents to a Transfer, the Tenant will have a period of 60 days thereafter to complete the Transfer, and failing which, the Landlord's consent, at the Landlord's option, will be null and void.

11.8 Assignment by Landlord. If the Landlord sells or otherwise transfers an interest in the Building or the Land, or both, or in this Lease, in whole or in part, to the extent that the purchaser or other party is responsible for compliance with the obligations of the Landlord under this Lease, the Landlord without further written agreement will be released from all of its obligations in this Lease.

                                    PART 12.
                                WASTE OR NUISANCE

12.1 Waste or Nuisance. The Tenant will not commit or permit to be committed waste upon the Premises, or nuisance or other thing that may unreasonably disturb or interfere with the use or enjoyment by any other tenant in the Building of its premises and the Common Area or that may unreasonably disturb any person within a 500 feet boundary of the Building or the Land.

12.2 Governmental, Insurance Underwriters' and Environmental Regulations.

         (a) The Tenant, at the Tenant's cost, will comply with and cause all those under its control to comply with the applicable requirements of all municipal, provincial, federal and other governmental authorities now in force or which may hereafter be in force, including without limitation, all laws and regulations pertaining to the use, possession, control, discharge, removal, disposal and abatement of Hazardous Substances and all other laws and regulations pertaining to the Tenant's occupancy or use of the Premises and will observe in any occupancy and use of the Premises all municipal by-laws and provincial and federal statutes and regulations now in force or which may hereafter be in force, and will comply with all regulations or orders made by fire insurance underwriters or by authorities having jurisdiction. The provisions of this paragraph 12.2(a) will survive the expiration or earlier termination of this Lease.

         (b) The Landlord may enter the Premises at any time or times, with as little interference to the conduct of the Tenant's business as is reasonably possible, to enable the Landlord to inspect the Premises and to comply with or cause the Tenant to comply with any municipal by-law or provincial statute now or in the future applicable to the Premises whether or not the application of the by-law or statute to the Premises results from an act or omission of the Landlord or any other person.

         (c) If the Tenant has knowledge, or has reasonable cause to believe that any Hazardous Substance has come to be located on, under or about the Premises, the Tenant will, upon discovery of the presence or suspected presence of Hazardous Substance, give written notice of that condition to the Landlord. Failure to provide written notice will be a default, permitting the Landlord to terminate the Lease immediately.

         (d) If the Landlord, in its sole discretion, believes that the Premises or the environment have become contaminated with any Hazardous Substance, the Landlord, in addition to its other rights under this Lease, may enter upon the Premises and obtain samples from the Premises and under the Premises, for the purpose of analyzing the same to determine whether and to what extent the Premises or the environment have become so contaminated. To the extent that contamination is found and that such contamination was caused by the Tenant, the Tenant will reimburse the Landlord for the costs of such inspection, sampling and analysis.

         (e) Without limiting the above, the Tenant will indemnify and save harmless the Landlord and its directors, officers and agents from and against any and all claims, losses, liabilities, damages, costs and expenses, including without limitation, legal fees and costs on a solicitor and own client basis, arising out of or in any way connected with the use, manufacture, transportation storage, emission or disposal of Hazardous Substances by the Tenant, its agents or contractors, or any others under the control of the Tenant, on, under or about the Premises or elsewhere in the Building including, without limitation, the cost of any required or necessary repair, remediation or detoxification and the preparation of any closure or other required plans in connection with this Lease. The indemnity obligations of the Tenant under this paragraph will survive any termination of this Lease.

         (f) Notwithstanding paragraph 12.2 (c), the Landlord acknowledges that the Tenant will store approximately 22 pounds of propane on the Premises and that the Tenant will manufacture hydrogen, oxygen and ozone on the Premises as part of its business. The Landlord's acknowledgment that these substances "will be located on the Premises in no way diminishes the Tenant's duty to comply with the other provisions of this Part 12 or of this Lease.

                                    PART 13.
                             ACCEPTANCE OF PREMISES

13.1 Acceptance of Premises. The Tenant will notify the Landlord of any defects in the Premises that prevent or diminish their use within 10 days after the date when the Landlord's improvements referred to herein have been completed, and failing the giving of notice, the Tenant will be considered for all purposes to have accepted the Premises in their then existing condition. Except where otherwise provided for herein, the Landlord will not have any further obligation to the Tenant for defects or faults other than:

         (a) latent defects in the Premises or the Landlord's work which cannot be discovered on a reasonable examination, and

         (b) faults in structural elements relating to the Premises not caused by the Tenant's act or negligence.

13.2 No Representation. The Tenant acknowledges that there is no promise, representation, warranty, or undertaking by, or binding upon, the Landlord concerning the condition or layout of, or the alterations, remodelling, decoration or installation of improvements, equipment or fixtures in the Premises or of the Building, except as expressly contained in this Lease. Without limitation, the Tenant acknowledges that the Building may not conform to the plan depicted in Schedule 1.

                                    PART 14.
                    LEASEHOLD IMPROVEMENTS AND TRADE FIXTURES

14.1 Installation and Changes by Tenant.

         (a) All Leasehold Improvements including, without limitation, trade fixtures installed by, or on behalf of, the Tenant will be of first class quality. The Tenant will not make or cause to be made any Leasehold Improvement, change, decoration, addition or improvement or cut or drill into, nail or otherwise attach, secure or install any trade fixture, exterior sign, floor covering, interior or exterior lighting, or mechanical, or electrical system or fixture, or plumbing fixture, shade or awning to any part of the Premises or to the exterior of the Premises or hang from or affix anything to the ceiling, without first obtaining the Landlord's written approval. The Tenant will not create or cause to be created any mortgage, conditional sale agreement or other encumbrance in respect of the Leasehold improvements (including trade fixtures), except with the prior written consent of the Landlord.

         (b) The Tenant will present to the Landlord plans and specifications for any works the Tenant proposes to undertake at the time approval is sought and the work will be done in a good and workmanlike manner with first class materials.

         (c) The Tenant will not make or permit to be made any changes, alterations, substitutions, replacements or improvements affecting the structure of the Building or the exterior appearance of the Building or the operation of the mechanical systems without obtaining the prior written consent of the Landlord.

         (d) The Tenant will pay, on demand, as Additional Rent, all the Landlord's reasonable costs and expenses in connection with any installations and changes by the Tenant, including, without limitation, the costs of supervising and inspecting the work and the cost of examining the Tenant's drawings and specifications.

14.2 Removal of Installations and Restoration by Tenant.

         (a) All Leasehold improvements when installed become the property of the Landlord at the end of the Term or earlier termination of this Lease, without compensation to the Tenant, but the Landlord will have no responsibility for the repair, replacement, operation, maintenance or insurance of the Leasehold improvements, which will remain the responsibility of the Tenant.

         (b) At the end of the Term the Tenant will, at its expense, remove the Leasehold improvements to the extent requested by the Landlord and all furniture, furnishings, equipment and trade fixtures and make good any damage caused to the Premises or the Building or the Land by such installation or removal and restore the Premises to a condition of good and substantial repair, as required in paragraph 7.2. Every installation, removal or restoration by the Tenant of furniture, furnishings, equipment and, if applicable, Leasehold improvements, will be done at the sole expense of the Tenant.

         (c) If the Tenant does not remove any Leasehold improvements, or its furnishings, furniture or equipment as required by the Landlord, the Landlord may, without liability on its part, and not as a bailee, without notice to the Tenant, enter the Premises and remove such items at the Tenant's expense, plus ad administration charge of 15% of such amount, which will be paid by the Tenant to the Landlord as Additional Rent, on demand, and such items may, without notice to the Tenant or to any other person and without obligation to account for them, be sold, destroyed, disposed of or used by the Landlord as it determines.

         (d) The Tenant's obligations under this paragraph 14.2 will survive the expiration or earlier termination of this Lease.

14.3 Not to Overload Floors. The Tenant will not bring on the Premises anything that by reason of its weight, size or use, might damage the Premises and will not overload the floors of the Premises. If overloading occurs the Tenant will immediately repair any damage or pay to the Landlord the cost of repairing the damage and will also pay for any consequential damages arising from the overloading.

14.4 Tenant to Discharge All Liens. The Tenant will promptly pay all its contractors, subcontractors and materialmen and do all things necessary to ensure that no lien is claimed against the Premises or the Land or any other part of the Building or the Land in connection with work, services or material supplied or claimed to have been supplied by the Tenant and should such a claim of lien be filed, the Tenant will cause it to be discharged or vacated at the Tenant's expense within 21 days after it is brought to the attention of the Tenant or provide adequate security for it to the extent approved by the Landlord. The Landlord may, but it is not obligated to discharge the lien by paying the amount claimed to be due into court, or by any other means available to the Landlord, and the amount paid, plus all costs, including without limitation, professional and solicitors fees (on a solicitor and own client basis) incurred by or on behalf of the Landlord concerning the lien, plus any damages suffered by the Landlord as a result of the filing of the lien will be forthwith paid, on demand, by the Tenant as Additional Rent. The Tenant will allow and keep posted on the Premises any notice which the Landlord may wish to post under the provisions of the Builders' Lien Act or any legislation in amendment or substitution thereof.

14.5 Signs, Awnings and Canopies.

         (a) The Tenant will not place or permit to be placed or maintained on the roof or on any exterior or interior door, wall or window of the Building or elsewhere in the Building or upon the Land any sign, awning, canopy, decoration, lettering, advertising matter or other thing of any kind and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Building without first obtaining the Landlord's written consent.

         (b) The Landlord, acting reasonably, will have the right to prescribe the size, materials, colours, design features, pattern, appearance, location, illumination and any other specifications of any sign.

         (c) The Tenant will comply, at its expense, with all requirements of authorities having jurisdiction regarding permits, licences and other consents for any signs installed.

         (d) Following approval by the Landlord, any exterior sign erected by the Tenant will be illuminated in the manner and at the times required by the Landlord. All costs, including, without limitation, electrical costs pertaining to the sign, whether separately metered or allocated by the Landlord, will be paid, when due, as Additional Rent.

         (e) At the expiration or earlier termination of the Lease, the Tenant will remove, at its expense, any sign installed by it, repairing any damage caused thereby.

         (f) The Tenant will indemnify and save the Landlord harmless from any claims, loss or damage arising directly or indirectly from the Tenant's signage provided that such claim, damage or loss is not caused by the wilful act, negligence or omission of the Landlord or those persons for whom the Landlord is responsible at law.

         (g) The Tenant waives all statutory rights now or in the future granted under municipal by-law in respect of any sign or signs that the Landlord erects in the Building and will execute immediately on the Landlord's request waivers, certificates or other papers in order to give effect to this waiver.

                                    PART 15.
                                DEFAULT OF TENANT

15.1 Tenant's Default. If the Tenant fails to pay any Rent when due, whether or not demanded by the Landlord and such default continues after 5 days notice from the Landlord, or if the Tenant fails to observe or perform any of its other obligations under this, Lease, and the Tenant has not within 10 business days after notice from the Landlord specifying the default, cured the default or if curing the default should reasonably require a longer period if the Tenant has not commenced to cure and diligently pursues the curing of the default, or if re-entry is permitted under other terms of this Lease or if the Landlord has reasonable cause to believe the Tenant intends to cease operating or to vacate the Premises, the Landlord in addition to any other right or remedy may:

         (a) re-enter and remove all persons and property from the Premises and the property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, the Tenant, all without service of notice or resort to legal process and without the Landlord being guilty of trespass or becoming liable for loss or damage occasioned by any of those actions; and

         (b) terminate this Lease and all of the Tenant's rights under it.

15.2 Bankruptcy or Insolvency of Tenant. If:

         (a) any of the goods and chattels of the Tenant on the Premises at any time during the Term are seized or taken in execution or attachment by a creditor of the Tenant or the Tenant receives a notice from one or more of its secured creditors that the creditor(s) intend to realize on security located at or upon the premises,

         (b) the Tenant makes an assignment for the benefit of (creditors or any arrangement or compromise, or a bulk sale from the Premises other than a bulk sale to an assignee or sublessee under an assignment or sublease which under paragraph 11 was consented to,

         (c) a receiver-manager is appointed to control the conduct of the business of the Tenant on or from the Premises and such appointment is not vacated within 8 days,

         (d) the Tenant becomes bankrupt or insolvent or takes the benefit of an Act now or hereafter in force for bankrupt or insolvent debtors or files any proposal or a notice of intention to file a proposal,

         (e) proceedings are instituted by the Tenant or any other person for an order for the winding-up of the Tenant, or other termination of the corporate existence of the Tenant,

         (f) the Premises, without the written consent of the Landlord, become and remain vacant for a period of 30 days except as necessitated for the completion of repairs or are used by any persons other than those entitled to use them under the terms of this Lease,

         (g) the Tenant, without the written consent of the Landlord, abandons or attempts to abandon the Premises or sells or disposes of its goods or chattels or removes any of them from the Premises so that there would not, in the event of abandonment, sale or disposal, be sufficient goods on the Premises subject to distress to satisfy all Rent due or accruing due hereunder, or

         (h) the Lease or any of the Tenant's assets on the Premises are taken under a writ of execution, charge, debenture or other security instrument, then the Landlord may re-enter and take possession of the Premises as though the Tenant or any other occupant of the Premises was holding over after the expiration of the Term and this Lease may, at its option be immediately terminated by notice left upon the Premises.

15.3 Notice from Secured Creditors. The Tenant will immediately notify the Landlord if it receives from any of its secured creditors a notice under the Bankruptcy and Insolvency Act, or any legislation in amendment or substitution therefor, advising the Tenant that the secured creditor intends to realize upon its security located on the Premises.

15.4 Proposals. Unless the Landlord expressly consents thereto, which the Landlord is not obliged to do, the Tenant will not exercise any right to repudiate the Lease under the terms of a proposal filed under the Bankruptcy and Insolvency Act, or any legislation in amendment or substitution therefor.

15.5 Landlord may Perform Tenant's Obligations. If the Tenant fails to perform an obligation of the Tenant under this Lease after the expiration of the notice periods set out in paragraph 15(1), the Landlord may perform the obligation and for that purpose may enter on the Premises without notice and do anything in respect of the Premises that the Landlord considers necessary to cure the default. The Tenant will pay as Additional Rent all costs and expenses incurred by or on behalf of the Landlord plus 15% for overhead upon presentation of a bill. The Landlord will not be liable to the Tenant for loss or damage resulting from such action by the Landlord, including loss or damage resulting from the negligence of the Landlord or another person for whose negligence the Landlord is responsible in law.

15.6 Right to Relet.

         (a) If the Landlord re-enters, as provided in this Lease, it may, without terminating the Tenant's rights under this Lease, make alterations and repairs considered by the Landlord necessary to facilitate a reletting, and relet the Premises or any part thereof as agent of the Tenant for such period of time and at such rent and upon such other terms and conditions as the Landlord in its discretion considers advisable.

         (b) Upon each reletting all rent and other monies received by the Landlord from the reletting will be applied, first to the payment of indebtedness other than Rent due hereunder from the Tenant to the Landlord, secondly to the payment of costs and expenses of the reletting including brokerage fees and legal fees and costs of the alterations and repairs, and third to the payment of Rent due and unpaid under this Lease. The residue, if any, will be held by the Landlord and applied in payment of future rent as it becomes due and payable.

         (c) If the rent received from the reletting during a month is less than the Rent to be paid during that month by the Tenant, the Tenant will pay the deficiency to the Landlord. The deficiency will be calculated and paid monthly.

15.7 Reentry Without Termination. No re-entry by the Landlord will be construed as an election on its part to terminate this Lease unless a written notice of that intention is given to the Tenant. Despite a reletting without termination, the Landlord may elect at any time to terminate this Lease for a previous unremedied breach.

15.8 Damages. If the Landlord terminates this Lease for any breach, then, in addition to other remedies, it may recover from the Tenant all damages it incurs by reason of the breach including, without limitation, the cost of recovering the Premises, reasonable professional and other legal fees (on a solicitor and own client basis), the unamortized portion of any allowance, concession or inducement paid by the Landlord under the terms of the tenancy (on the basis of an assumed rate of depreciation on a straight line basis to zero over the Term) and the worth at the time of termination of the excess, if any, of (i) the amount of rent and charges equivalent to Rent reserved in this Lease for the remainder of the Term over (ii) the then reasonable rental value of the Premises for the remainder of the Term, calculated on a present value basis, all of which amounts will be immediately due and payable by the Tenant to the Landlord.

15.9 Acceleration of Rent. If any of the events referred to in paragraph 15.1 or paragraph 15.2 occur then, in addition to all other rights available to the Landlord, including the rights referred to in this paragraph 15.9, the full amount of the current month's Basic Rent and Additional Rent, and all other payments required to be made monthly by the Tenant, and the next ensuing 3 months' Basic Rent and Additional Rent will immediately become due and payable as accelerated rent, and the Landlord may recover the accelerated rent in the same manner as Rent in arrears, including immediately distraining for it together with all other arrears then unpaid.

15.10 Expenses for Remedying Breach. If the Landlord brings any proceeding against the Tenant arising from an alleged breach of an obligation of the Tenant in this Lease and it is established that the Tenant is in breach of that obligation, the Tenant will pay to file Landlord all reasonable costs and expenses incurred by the Landlord in those proceedings including, without limitation, legal fees, on a solicitor and own client basis.

15.11 Interest on Overdue Monies. All overdue monies payable to the Landlord by the Tenant on any account whatever will bear interest at the prime rate of HSBC Bank Canada per annum plus 5% from the due date until paid in full.

15.12 No Exemption from Distress. None of the property of the Tenant on the Premises is exempt from levy by distress for Rent in arrears, and a claim being made for exemption by the Tenant or on distress being made by the Landlord, this paragraph 15.12 may be pleaded as an estoppel against the Tenant in any proceedings brought to test the right to levy upon property claimed to be exempt.

                                    PART 16.
                         REMEDIES OF LANDLORD AND WAIVER

16.1 Remedies Cumulative. No exercise of a specific right or remedy by the Landlord or by the Tenant precludes it from, or prejudices it in, exercising another right or pursuing another remedy or maintaining an action to which it may otherwise be entitled either at law or in equity.

16.2 No Waiver. The waiver by the Landlord or the Tenant of a breach of an obligation in this Lease will not be considered to be a waiver of a subsequent breach of that obligation or another obligation. The subsequent acceptance of Rent by the Landlord will not be a waiver of a preceding breach by the Tenant of an obligation in this Lease, regardless of the Landlord's knowledge of the preceding breach at the time of acceptance of the Rent. No obligation in this Lease will be considered to have been waived by the Landlord or by the Tenant unless the waiver is in writing signed by the Landlord or by the Tenant, as the case may be.

16.3 Injunctive Relief. If the Tenant breaches or threatens to breach any of the terms of this Lease, the Landlord will have the right to injunctive relief, as if no other remedies were provided for in this Lease.

16.4 Effect of Tenant Default on Renewals. If the Tenant is in default under this Lease at the time fixed as the commencement of any renewal or extension of this Lease, whether by renewal or extension option contained in this Lease or in a separate agreement, the Landlord may cancel such option or agreement for renewal or extension of the Lease, upon written notice to the Tenant.

                                    PART 17.
                               ACCESS BY LANDLORD

17.1 Right of Entry.

         (a) The Landlord and its agents may enter the Premises on reasonable notice at all reasonable times to examine them and to show them to a prospective purchaser, tenant or mortgagee.

         (b) During the 6 months prior to the expiration of the Term the Landlord may place upon the Premises a notice "For rent" which the Tenant will permit to remain without interference.

         (c) If after notice to the Tenant as provided for in this Lease or if no notice is provided for, upon reasonable notice in the circumstances, the Tenant is not present to open and permit entry into the Premises when the Landlord reasonably requires entry, the Landlord or its agents may enter by a master key or may forcibly enter without rendering the Landlord or its agents liable for any damage or trespass and without affecting the Lease. Provided that the Landlord acts in a reasonable manner, nothing in this paragraph 17.1 imposes on the Landlord an obligation, responsibility or liability for the care, maintenance or repair of the Premises or any part thereof except as specifically provided in this Lease. The Landlord will have the right upon reasonable notice to enter on the Premises in order to install, construct, operate, maintain, repair and replace any utilities and services, but the Landlord in doing so will exercise such right in a manner which is commercially reasonable to minimize the extent of interference with the use and enjoyment of the Premises.

17.2 Roof and Walls. The Landlord will have the exclusive right to use all or any part of the roof of the Building for any purpose; to erect additional stories or other structures over all of any part of the Building; to erect in connection with the construction thereof temporary scaffolds and other aids to construction on the exterior of the Building, provided that access to the Premises will not be unreasonably denied and that there is no unreasonable interference with the Tenant's business and occupation of the Premises.

17.3 Excavation. If an excavation is made upon the Land or any lands adjacent to the Premises, or is authorized to be made, the Tenant will give to the person making the excavation permission to enter the Premises for the purpose of doing work required by the Landlord, without claim for damages or indemnification against the Landlord or abatement or diminution of Rent.

                                    PART 18.
                      LANDLORD'S COVENANTS AND OBLIGATIONS

18.1 Taxes. Subject to Part 4, the Landlord will pay all real property taxes (including local improvement rates) that may be assessed by a lawful authority against the Building and the Land or either of them.

18.2 Quiet Enjoyment. Subject to the observance and performance by the Tenant of all of its obligations under this Lease, the Tenant may use and possess the Premises, in accordance with the provisions of this Lease, for the Term, without interference by the Landlord, or any other party claiming by, through or under the Landlord, except as otherwise provided in this Lease.

                                    PART 19.
                                   OVERHOLDING

19.1 No Tacit Renewal. If the Tenant remains in possession of the Premises after the end of the Term and without the execution and delivery of a new lease or written renewal or extension of this Lease, there is no tacit or other renewal of this Lease, and the Tenant will be considered to be occupying the Premises as a Tenant from month to month at a monthly rental payable in advance on the first day of each month equal to the total Rent payable for the previous month plus 50 per cent.

                                    PART 20.
                                 OPTION TO RENEW

20.1 Option to Renew. Provided that:

         (a) Tenant pays the Rent and all other monies payable by it under this Lease and performs and has consistently performed all of its obligations under this Lease punctually and in accordance with this Lease and is otherwise not in default of any of its obligations to the Landlord; and

         (b) the original Tenant has not assigned this Lease or sublet or permitted a change in occupancy or other Transfer of the Premises; and

         (c) there has been no change in Control of the Tenant; then the Tenant will have the option of renewing this Lease by notice in writing given to the Landlord not later than 6 months nor earlier than 8 months prior to the expiry of the Term for an additional term of 3 years on the same terms and conditions set out in this Lease, except that:,

         (d) the Basic Rent to be paid during each renewal term will be the fair market rent at the time of the exercise of the option for space of comparable size, quality and location to that of the Premises, as determined by agreement between the Landlord and the Tenant, with or without the assistance of mediation, or if they fail to agree within months prior to the expiration of the existing Term, then the Basic Rent will be determined by a single arbitrator appointed under the Commercial Arbitration Act, as such legislation may be amended or substituted from time to time, whose decision will be final and binding upon the Landlord and the Tenant. The cost of the arbitration will be borne by the Landlord and the Tenant equally. In any event the Basic Rent for any renewal term will not be less than the Basic Rent applicable during the most recent Lease Year nor will it be less than the Basic Rent paid during the last 12 month period of the preceding term, and

         (e) concerning any renewal term, the Landlord will have no obligation to pay or provide to the Tenant any allowance, concession or inducement of any nature, or provide any free rent or discounted rent of any nature, or provide any fixturing period, or do or perform any work in the Premises.

20.2 Renewal Documentation.

         (a) The Landlord may, at its option, and at the Tenant's expense, require that the Tenant enter into an agreement prepared by the Landlord to give effect to the renewal term or execute a new lease for the renewal term on the Landlord's standard net lease form for the Building currently in use at such time.

         (b) During the period, if any, between the expiration of the Term, or most recent renewal term, and the date upon which the new renewal rent is determined by an arbitrator, or otherwise, the Tenant will pay Rent at the rates and in the manner provided for in the Lease for the period immediately preceding the expiry of the Term or most recent renewal term and, following determination of the renewal rent, the Tenant will pay to the Landlord interest, at the rate prescribed in paragraph 15.11 on the excess amount of the renewal rent.

                                    PART 21.
                                  MISCELLANEOUS

21.1 Accord and Satisfaction. No payment by the Tenant or receipt by the Landlord of a lesser amount than the Rent stipulated in this Lease will be considered to be other than on account of the earliest stipulated Rent, nor will an endorsement or statement on a cheque or in a letter accompanying a cheque or payment as rent be considered to be an accord or satisfaction, and the Landlord may accept a cheque or payment without prejudice to the Landlord's right to recover the balance of the Rent or pursue any other remedy.

21.2 No Partnership. The Landlord does not in any way or for any purpose become a partner of, or joint venturer or a member of a joint enterprise with, the Tenant.

21.3 Partial Invalidity. If a term, covenant or condition of this lease or the application thereof to any person or circumstances is held to any extent invalid or unenforceable, the remainder of this Lease or the application of the term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable will not be affected.

21.4 Joint and Several Liability. If two or more individuals, corporations, partnerships or other business associations compose the Tenant, the liability of each individual, corporation, partnership or other business association to pay Rent and perform all other obligations of the Tenant under this Lease is joint and several.

21.5 Registration. The Tenant will not register this Lease and the Landlord is not obliged to deliver this Lease in registrable form. If the Landlord requires this Lease to be registered, it will be at the cost of the Landlord and the Tenant will execute any documents required by the Landlord for this purpose.

21.6 Notice. Any notice or other communication required or permitted to be given under this Lease will be in writing unless otherwise specified and will be considered to have been given if delivered by hand or mailed by prepaid registered post in Canada, to the address of the party set out on the first page of this Lease.

21.7 No Modification. No representations, understandings or agreements have been made or relied upon in the making of this Lease other than those specifically set out in this Lease. This Lease may only be modified in writing signed by the party against whom the modification is enforceable.

21.8 Successors and Assigns. This Lease binds and benefits the parties and their respective heirs, executors, administrators, successors and assigns. No rights, however, benefit an assignee of the Tenant unless under Part 11 the assignment was consented to by the Landlord.

21.9 Number and Gender. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where the Tenant comprises more than one entity and to corporations, associations, partnerships, or individuals, males or females, in all cases will be assumed as though in each case fully expressed.

21.10 Headings and Captions. The table of contents, part numbers, part headings, paragraph numbers and paragraph headings are inserted for convenience of reference only and are not to be considered when interpreting this Lease.

21.11 Obligations as Covenants. Each obligation of the Landlord or the Tenant in this Lease, even though not expressed as a covenant, is considered to be a covenant for all purposes.

21.12 Expropriation. If at any time during the Term all or any part of the Premises is acquired or expropriated by any expropriating authority, then the Landlord may, at its option, terminate this Lease as of the date of such expropriation and the Tenant will have no claim against the Landlord for damages or for any reason whatsoever

21.13 Entire Agreement. This Lease contains all the representations, warranties, covenants, agreements, conditions and understandings between the Landlord and the Tenant concerning the Premises or the subject matter of this Lease.

21.14 Time is of the Essence. Time will be of the essence.

21.15 Unavoidable Delay. If either party to this Lease fails to observe or perform any of the covenants or obligations herein imposed upon it and such failure has been occasioned by or in connection with or as a consequence of an event beyond the control of the party, other than impecuniosity, such failure shall not be deemed to be a breach of such covenant or obligation.

21.16 Governing Law. This Lease will be interpreted under and is governed by the laws of the Province of British Columbia.

21.17 Counterparts. This Lease may be signed in counterparts which together shall constitute the Lease. Counterparts maybe transmitted by fax. The effective date of this Lease is September 1, 2001 and not the date any counterpart is signed. Counterparts may be transmitted by fax.

TO EVIDENCE THEIR AGREEMENT each of the parties has executed this Lease on the date appearing below.

ESSENTIAL INNOVATIONS CORP.

Per:
/s/ unintelligible
---------------------------
Authorized Signatory
Date: August 31st/2001



CANDEN INDUSTRIES LTD.

Per:

/s/ unintelligible
---------------------------
Authorized Signatory
Date: August 31, 2001

                                  SCHEDULE "C"

                        LANDLORD IMPROVEMENTS AND TENANT
                                  IMPROVEMENTS

LANDLORD IMPROVEMENTS

The Landlord will provide the following improvements to the Leased Premises at it's sole cost and expense:

         o Install necessary equipment to alleviate the chemical smell being emitted from the neighbor's property.